UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2023

QualTek Services Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40147	83-3584928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Sentry Parkway E, Suite 200

Blue Bell, PA 19422

(Address of Principal Executive Offices, and Zip Code)

(484) 804-4585

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	QTEKQ (1)	The Nasdaq Stock Market LLC (1)
Warrants	QTEWQ (1)	The Nasdaq Stock Market LLC (1)

(1) On May 24, 2023, we received a written notice from the Nasdaq Stock Market LLC (“Nasdaq”) notifying us that it would commence proceedings to delist our Class A common stock and warrants. On June 2, 2023, our Class A common stock and warrants were suspended from trading on Nasdaq and began trading over-the-counter under the symbols “QTEK” and “QTEWQ,” respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on May 24, 2023, QualTek Services Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors” or the “Company Parties”) commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the lead case In re QualTek Services Inc., Case No. 23-90584 (CML). On May 24, 2023, the Debtors filed a proposed joint plan of reorganization [Docket No. 18] (as amended, supplemented, or modified, the “Plan”) and associated disclosure statement [Docket No. 17] (the “Disclosure Statement”) in the Bankruptcy Court. Later that day, the Bankruptcy Court entered an order [Docket No. 90] that, among other things, approved the Disclosure Statement on a conditional basis. On June 29, 2023, the Debtors filed the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (Technical Modifications) [Docket No. 223], which incorporated certain technical modifications to the Plan.

On June 30, 2023, the Bankruptcy Court entered the Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 234] (the “Confirmation Order”), which approved the Disclosure Statement on a final basis and confirmed the Plan. The Debtors expect that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (the “Effective Date”).

Summary of the Plan

The following is a summary of the material terms of the Plan as confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which includes the Plan as an exhibit, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Plan provides that, among other things:

•	trade claims will be paid in the ordinary course of business during and after the Chapter 11 Cases;

•	on the Effective Date, the reorganized Company (the “Reorganized Company”) will issue a single class of common equity interests to certain classes of creditors pursuant to the Plan;

•	on the Effective Date, the Company Parties will enter into a new asset-based credit facility on terms consistent with those set forth in the term sheets (collectively, the “Term Sheets”) attached to the restructuring support agreement, dated May 24, 2023, by and among the Company Parties and certain of the Company Parties’ stakeholders (the “Restructuring Support Agreement”);

•	on the Effective Date, the Reorganized Company will enter into exit financing facilities, including, $25 million in principal amount of first lien term loans to be funded by new money investments from the Company’s post-petition term loan lenders and on such other terms as set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Effective Date, the Company Parties’ pre- and post-petition term lenders will receive either takeback debt pursuant to the aforementioned exit financing facilities or a portion of the new equity of the Reorganized Company;

•	on or as soon as reasonably practicable after the Effective Date, the new board of the Reorganized Company will establish a management incentive plan;

•	the Reorganized Company will distribute new warrants issued pursuant to a new warrant agreement and a portion of its new equity to holders of Convertible Notes Claims (as defined in the Plan), on such terms as set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Effective Date, there will be no recovery for holders of the Company’s existing equity interests; and

•	under the Restructuring Support Agreement, the Effective Date must occur within 65 days of the filing of the Chapter 11 Cases.

The Debtors’ emergence from bankruptcy is subject to, among other things, consummation of the restructuring transactions described above and execution and delivery of all documents contemplated to be executed and delivered prior to consummation of the Plan. The Debtors expect to emerge from bankruptcy on or around July 14, 2023.

Treatment of Class A Common Stock and Class B Common Stock

As of April 21, 2023, the Company had 27,805,659 shares of Class A common stock issued and outstanding and 23,304,200 shares of Class B common stock issued and outstanding. On the Effective Date or the date on which distributions are made pursuant to the Plan (whichever is later), all outstanding equity interests in the Company will be cancelled and holders of the Class A common stock, Class B common stock and warrants will not receive a distribution on account of their equity interests. The Company cautions that trading in its securities now and during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for these securities may bear little or no relationship to the actual recovery, if any, by the holders in the Chapter 11 Cases. Upon the Effective Date, the Company’s Class A common stock, Class B common stock and other equity interests will be canceled, and therefore the Company’s stockholders and other equity holders will experience a complete loss on their investment.

Certain Information Regarding Assets and Liabilities of the Company Parties

On June 30, 2023, the Company had total assets of approximately $599,619 thousand and total liabilities of approximately $779,438 thousand. This financial information is subject to the finalization and closing of the accounting books and records of the Company and has not been audited or reviewed by the Company’s independent registered public accounting firm and is therefore subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results and actual results may differ materially from those described in this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hisey Employment Offer Letter

As previously disclosed, in March 2023, Christopher S. Hisey, the Company’s Chief Executive Officer and a member of the Company’s board of directors, notified the Company that he would not renew his employment agreement with the Company (the “Prior Employment Agreement”). On June 26, 2023, the Company and Mr. Hisey entered into a letter agreement (the “Letter Agreement”), under which Mr. Hisey has agreed to continue to work for the Company in his current capacity for 30 days following the expiration of his Prior Employment Agreement on July 18, 2023. This 30-day period may be extended by mutual agreement of the parties for additional 30-day periods during such time as Mr. Hisey and the Company discuss an alternative employment arrangement. Under the Letter Agreement, Mr. Hisey’s base compensation and employee benefits remain the same as under the Prior Employment Agreement.

The summary of the Letter Agreement set forth above does not purport to be a complete statement of the terms of such document. The summary is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the Company’s ability to successfully consummate the Restructuring and emerge from cases commenced under Chapter 11 of the Bankruptcy Code. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” and other similar words and expressions (or the negative versions of such words and expressions), but the absence of these words does not mean that a statement is not forward-looking.

These forward looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results or outcomes to differ materially from the results or outcomes discussed in the forward looking statements, including, without limitation, statements regarding: the effects of the Restructuring Support Agreement or any agreement between the Company and its lenders and noteholders, including the Company’s ability to reduce its debt, strengthen its balance sheet and facilitate an infusion of new capital; the effect of the bankruptcy process under Chapter 11 of the Bankruptcy Code (the “Chapter 11 process”) on the implementation of any restructuring transactions and the interests of various constituents, including the holders of the Company’s equity interests; the length of time and the ability to complete the restructuring transactions and the recapitalization of the Company Parties’ capital structure, which include a restructuring of the Company’s existing debt, existing equity interests and certain other obligations (such restructuring transactions and the recapitalization of the Company Parties’ capital structure, the “Restructuring”); the Company’s ability to continue as a going concern; the ability of the Company to continue to operate in the ordinary course of business while the Restructuring and Chapter 11 process are pending and without disruptions to relationships with suppliers, customers, employees and other third parties and regulatory authorities; potential adverse effects of the Restructuring and Chapter 11 process on the Company’s liquidity, results of operations or business prospects; the availability of sufficient liquidity or operating capital during the pendency of the Chapter 11 process; the Company’s expected position and ability to improve long-term capital structure and address its debt service obligations following the completion of the Restructuring and Chapter 11 process; the impact of the delisting from Nasdaq; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in connection with the Chapter 11 process; the risks associated with third party motions during the Chapter 11 process and objections to the Company’s Restructuring or other pleadings filed that could protract the Chapter 11 process or prevent the consummation of the Restructuring or an alternative restructuring; the volatility in the price of the Company’s equity interests, including as a result of the Restructuring or the Chapter 11 process; increased administrative and legal costs related to the Restructuring and the Chapter 11 process; litigation and inherent risks involved in a restructuring or bankruptcy process; the Company’s potential need to continue to engage with shareholders and debtholders with respect to its capital structure and the Restructuring; the Company’s potential need to seek additional strategic alternatives, including by raising additional equity capital or debt, by reducing or delaying its business activities, by initiating reductions in force, by selling assets or by restructuring, refinancing, purchasing, repaying or otherwise retiring the Company’s outstanding debt; the Company’s ability to remain compliant with all covenants in its existing and new debt; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties in connection with the Restructuring; the Company’s ability to comply with the restrictions imposed by the terms and conditions of any new money financing arrangements; the volatile global economic conditions and a downturn in the worldwide economy due to inflation, geopolitics, changes in raw material and energy prices; interruptions in raw materials and energy supply; economic and other impacts from the military conflict in Ukraine and the economic sanctions imposed due to the conflict; the impacts of global health crises and the measures put in place by governments in response; the Company’s ability to maintain sufficient working capital; the costs associated with site closures; the execution, impact or timing of the Company’s cost reduction programs and initiatives and risks related to local law requirements in various jurisdictions; industry production capacity and operating rates; the supply demand balance for the Company’s products and that of competing products; pricing pressures; technological developments; legal claims by or against the Company; changes in government regulations; the impacts of increasing climate change regulations; geopolitical events; cyberattacks; and public health crises.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements and uncertainties described from time to time in the documents that the Company files with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended. The risk factors and other factors noted therein could cause results, outcomes, expectations, and projections to differ materially from those contained in any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
2.1	Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code.

10.1	Letter Agreement, dated as of June 26, 2023, by and between QualTek LLC and C. Scott Hisey.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTEK SERVICES INC.

Date: July 7, 2023	By:	/s/ Christopher S. Hisey
	Name:	Christopher S. Hisey
	Title:	Chief Executive Officer

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